UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

Kaanapali Land, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-50273	01-0731997
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 N. Michigan Ave., Chicago, Illinois 60611

(Address of principal executive offices)

Registrant’s telephone number, including area code: 312-915-1987

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_]        Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of

                     Certain Officers; Compensatory Arrangements of Certain Officers.

Kaanapali Land, LLC (the “Company”) is announcing today that Gailen J. Hull has retired as the Company’s principal financial officer and principal accounting officer, effective June 1, 2018 (the “Effective Date”). As of the Effective Date, Stephen Lovelette succeeded Mr. Hull as the Company’s principal financial officer.

Stephen Lovelette (age 63) has been an Executive Vice President of KLC Land Company, LLC since 2000 and the Company since May 2002. Mr. Lovelette is in charge of implementing the Kaanapali 2020 development plan. Mr. Lovelette has been associated with JMB Realty Corporation (“JMB”) and its affiliates for over 20 years. Prior to joining an affiliate of JMB, Mr. Lovelette worked for Arvida Corporation, the predecessor to Arvida Partners, under its previous ownership. Mr. Lovelette holds a bachelor's degree from The College of the Holy Cross and an MBA from Seton Hall University. In addition, Mr. Lovelette has extensive experience in corporate finance and has been responsible for obtaining substantial financial commitments from institutional lenders relating to the assets of JMB and Arvida Partners. During the past five years, Mr. Lovelette has also been a Managing Director of JMB.

In addition, the Company is announcing today that as of the Effective Date, Richard Helland succeeded Mr. Hull as the Company’s principal accounting officer.

Richard Helland (age 61) has served as Vice President of the Company during the past five years. Mr. Helland has been associated with JMB since July 2002 and is a Certified Public Accountant. Mr. Helland has substantial experience in the management of the accounting and financial reporting functions of both public and private entities, primarily including those of JMB and the Company and their respective affiliates. There are no family relationships between Mr. Lovelette or Mr. Helland and any director, executive officer or nominees thereof of the Company.

There are no related party transactions between the Company and Mr. Lovelette or Mr. Helland that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAANAPALI LAND, LLC

	BY	PACIFIC TRAIL HOLDINGS, LLC (sole member)

Date: December 20, 2018		By:	/s/ Richard Helland
Richard Helland
Vice President

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